UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2005

Centillium Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-30649 (Commission File Number)	94-3263530 (IRS Employer Identification Number)
215 Fourier Avenue
Fremont, California 94539
(Address of principal executive offices including zip code)
(510) 771-3700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)
☐ Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐ Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02. Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers
(b) Effective October 17, 2005, Syrus Madavi resigned from the Board of Directors of Centillium Communications, Inc. (the “Registrant”). Mr. Madavi also resigned from the Nominating & Corporate Governance Committee and the Compensation Committee of the Registrant.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centillium Communications, Inc.
Dated: October 20, 2005	By:	/s/ Faraj Aalaei
Faraj Aalaei
Chief Executive Officer